Exempt Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 041
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Exempt Party-In-Interest Transactions	EXEMPT PARTY-IN-INTEREST TRANSACTIONS
Trustee and recordkeeping fees paid to the Trustee and the Recordkeeper qualify as exempt party-in-interest transactions.
At December 31, 2025 and 2024, the Plan’s trust held 350,000 and 404,000 shares of common stock of the Company with a cost basis of $69,654,000 and $77,794,000, respectively. The Plan recorded dividend income of $747,000 attributable to its investment in the Company’s stock fund for the year ended December 31, 2025. A significant decline in the market value of the Company’s common stock would significantly affect the net assets available for benefits.
See Note 2 under the caption Use of Estimates and Risks and Uncertainties for information related to risks, including volatility in the financial markets, to the Plan’s investment in the Company’s stock fund.